UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14(A) INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LiveRamp Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on August 13, 2019.

LIVERAMP HOLDINGS, INC.

LIVERAMP HOLDINGS, INC.

225 BUSH STREET, 17TH FLOOR

SAN FRANCISCO, CA 94104

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    June 17, 2019

Date: August 13, 2019     Time: 11:30 A.M. PDT

Location:	LiveRamp San Francisco Office
225 Bush Street, 16th Floor
San Francisco, CA 94104

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/RAMP2019.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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copy. Please choose one of the following methods to make your request:

                                     1) BY INTERNET:        www.proxyvote.com

                                     2) BY TELEPHONE:    1-800-579-1639

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Please make the request as instructed above on or before July 30, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting:     Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

       (located on the following page) available and follow the instructions.

During The Meeting:     Go to www.virtualshareholdermeeting.com/RAMP2019. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR

Proposals 1, 2 and 3.

1.	Election of Directors

Nominees:

1a.   Richard P. Fox

1b.   Clark M. Kokich

2.	Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

3.	Ratification of KPMG LLP as the Company’s independent registered public accountant for Fiscal Year 2020.

4.	In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof.